Salomon Brothers
                 High Income Fund Inc


                 Annual Report
                 December 31, 2000


--------------------------------------------------
                 Salomon Brothers Asset Management
                 ---------------------------------------------------

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

January 16, 2001

Dear Shareholder:

We are pleased to provide this annual report for the Salomon Brothers High Income Fund Inc ("Fund") as of December 31, 2000. Included are a market commentary, a schedule of the Fund's investments as of December 31, 2000 and the audited financial statements for the year ended December 31, 2000. The Fund distributed income dividends totaling $1.35 per share during the period. The table below shows the annualized distribution rate and the total return for the period covered by this report, based on the Fund's December 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. 1

               PRICE                ANNUALIZED              12-MONTH
             PER SHARE          DISTRIBUTION RATE 2       TOTAL RETURN 2
         ----------------       -------------------       --------------
         $10.13 (NAV)                 14.81%                 (3.39)%
         $12.0625 (NYSE)              12.44%                 19.81%

In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index")3 and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") 4 returned a negative 5.68% and a positive 15.66%, respectively, for the same period. As of December 31, 2000, 60.2% of the Fund's long-term investments were invested in U.S. high-yield corporate bonds, and 36.1% of the Fund's assets were invested in securities of emerging market issuers, including both obligations of sovereign and corporate issuers. (Past performance is not indicative of future results.)

U.S. HIGH-YIELD MARKET

The year 2000 was a difficult one for the high-yield bond market as uncertainty in interest rates, the U.S. economic outlook and the capital markets drove the SSB High Yield Index to a disappointing return of negative 5.68%. Early in the year, continued strength in the U.S. economy and a booming stock market caused concerns that inflation would rise. As a result, between February and May 2000, the Federal Reserve Board ("Fed") implemented three increases in the federal funds rate ("fed funds rate") 5 for a total of 100 basis points. 6 This uncertain interest rate environment, increasing volatility in

-----------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of all the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at its market (NYSE) price as determined by supply and demand.
2 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and /or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.125 for 12 months. This rate is as of January 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
3 The SSB High Yield Index covers a significant portion of the below investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.
4 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot invest directly in an index.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6    A basis point is 0.01% or one one-hundredth of a percent.

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

the equity market and substantial mutual fund outflows, which totaled $10.1 billion for the year, drove negative returns in the high-yield bond market through the first five months of the year. However, during the summer, the high-yield bond market enjoyed some relief and positive returns as the Fed held interest rates steady in response to data hinting at a slowdown in the U.S. economy and a possible soft landing.

From September to November, the high-yield bond market reversed course into negative territory once again as a series of negative earnings revisions and economic data renewed concerns over sustainable economic growth and corporate profitability. Additionally, the high-yield bond market's autumn difficulties were exacerbated by uncertainty surrounding the U.S. elections and continued mutual fund outflows. Finally, in December, the high-yield bond market enjoyed a modest rally as well-received comments from Alan Greenspan, expressing a shift in concern towards the slowing economy and away from potential inflation, sparked anticipation of interest rate cuts in the first quarter of 2001.

For the twelve-month period, the high-yield bond market's worst performers included telecommunications, containers/packaging, supermarkets/drugstores, automotive, and metals/mining. Telecommunications suffered from concerns regarding successful execution and funding of business plans. Containers/packaging was adversely affected by raw material prices. Supermarkets/drugstores declined due to credit concerns at a large issuer. Worries over an emerging slowdown in new vehicle sales and a sluggish parts aftermarket drove underperformance in the automotive sector. Metals/mining underperformed as a result of sharply higher levels of steel imports and plummeting steel product prices. The top performers included gaming, cable and other media, utilities, energy, healthcare, and financial. Gaming, cable & other media, and utilities benefited from investors' preference for defensive credits. Strong natural gas prices drove outperformance in the energy sector. Health care was supported by strong earnings and a favorable legislative environment. Financials outperformed as a result of the strong economic environment that existed through most of the year. In terms of credit quality, BB, B, and CCC rated issues generated returns of 3.02%, negative 6.67%, and negative 21.98%, respectively, as investors sought safety in the higher-quality credit tiers, such as BB rated issues, while avoiding CCC and lower-quality single-B issues due to heightened credit concerns.

During the period, the Fund's performance was adversely affected by overweightings in containers and automotive and underweightings in healthcare, cable & other media and utilities. The Fund's performance was helped however by a shift to an overweighting in energy, an overweighting in gaming, and by underweightings in telecommunications and supermarkets/drugstores. During the period, the Fund responded to the increased market volatility by increasing exposure to less cyclical sectors, such as gaming, energy, and utilities, while reducing its holdings in more cyclical sectors, including automotive and metals/mining. Additionally, while maintaining its underweight position in telecommunications, the Fund increased its exposure early in the year to participate in the rally in telecommunications, and decreased its exposure during the second half of the year due to profitability and liquidity concerns in that sector.

On December 31, 2000, the high-yield bond market yielded 13.84%, up from 11.41% at year-end 1999, as measured by the SSB High Yield Index. The excess yield over U.S. Treasuries was 8.76%, up from 5.00% at year-end 1999. We believe that these levels represent attractive long-term value. (Past performance is not indicative of future results.)

While current valuations appear attractive, we expect the high-yield bond market to continue experiencing volatility in the near term as the positive effects of any Fed interest rate cuts and lower long-term interest rates are offset by several technical factors, including (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies,

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

(iv) tight secondary market liquidity, and (v) equity market volatility. In light of these conditions, we are pursuing a conservative investment strategy geared to accumulating BB-rated credits in non-cyclical industries.

Emerging Markets

Emerging Markets debt returned 15.66% for the year ended December 31, 2000, as measured by the EMBI+. Emerging markets debt returns for the year compared favorably with most other asset classes. Fixed-income markets, with the exception of high yield, generated excellent returns. These returns were particularly strong in light of the poor performance of the equity markets. The Salomon Smith Barney Broad Investment Grade Bond Index 7 returned 11.59%, in stark contrast to the SSB High Yield Index, which was down 5.68% for the period. The Nasdaq Composite Index 8 had its worst year on record, down 39.29%, and the Standard & Poor's 500 Index ("S&P 500") 9 was down 9.10%.

The outperformance of emerging markets was primarily due to excellent returns in a handful of countries, coupled with high coupons 10 on emerging market bonds and relatively high U.S. Treasury duration 11 of the emerging markets. Interestingly, monthly performance for the year was balanced with six months of positive returns and six months of negative returns.

Return volatilities for emerging markets debt declined over last year's levels. 12 Twelve-month volatility was 8.50% for 2000, down almost 50% from the previous year. The decline in volatility is a function of reduced leverage 13 in the market coupled with expanded investor interest in the asset class.

The Fed raised short-term interest rates 100 basis points over the course of the year and maintained an inflationary bias through November as it sought to dampen inflation. The December rally arose when the Federal Open Market Committee ("FOMC") 14 recognized that recession, not inflation, was the primary threat to the U.S. economy. The FOMC removed their inflationary bias in favor of a "weakening" economy and indicated that future interest rate cuts were imminent in 2001. The Fed's decision to move to an easing bias provided a particular boost to Latin America, given the region's relatively large dependence on capital inflows.

Oil prices commenced the year at $25 per barrel and peaked at $37 in September as global supply was threatened and Organization of Petroleum Exporting Countries ("OPEC") members maintained their quotas. Oil prices weakened in the fourth quarter, finishing the year at $26.80. Many emerging market countries are oil producers: Russia, Venezuela, Mexico and Colombia all benefited from rising oil prices. Fiscal balances and monetary reserves improved substantially in each of these countries as rising oil prices contributed to overall credit quality.

-------------
7 The Salomon Smith Barney Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
8 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
9 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
10 Coupon is the periodic interest payment made to the bondholders during the life of the bond.
11 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
12 Return volatility is the standard deviation of monthly returns over the period being measured.
13 Leverage is the percentage of debt in relation to equity in an organization's capital structure.
14 The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments. *a4 Salomon Brothers HIGH INCOME fund inc

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Individual country performance during the year followed the pattern of 1999, with strong outperformance concentrated in few countries. Individual country performance was dominated by Russia, who's securities returned 54.85% during the year. Ecuador bonds rebounded from an oversold position to out-perform, and returned 53.91%. Mexico's bonds performed more in line with the EMBI+ returns, outperforming to post 17.87% for the year. In total, seven countries in the EMBI+ posted double-digit returns for the year.

Russia was the best-performing country in the EMBI+ over the year, returning 54.85%. These returns were concentrated in the first three quarters of 2000. The Russian Federation Council approved the 2001 budget in the fourth quarter of 2000. The budget is conservative, and the London Club15 financing received in August makes Russia's 2001 debt service obligations very manageable. Rising oil prices helped expand Russia's hard currency reserve position. Russia's reserves doubled from 1999 levels to end the year in excess of $26 billion. We believe that this reserve position substantially strengthens Russia's credit quality. We remained overweighted in Russia throughout 2000.

Ecuador was the second-best performing country in the EMBI+, returning 53.91% during the period. Ecuador is attempting to restructure its economy to make it more credit-worthy, and continues to face a number of economic and political challenges in 2001. President Noboa has developed a good working relationship with the International Monetary Fund ("IMF"), an important factor which has been missing in recent years. We believe that Ecuador's budget forecasts seem realistic, and are not based on sustained high oil prices but that the country still needs comprehensive tax reforms to improve its overall fiscal health.

Mexico returned 17.87% for the period, as measured by the EMBI+, and finished the quarter on a positive note, returning 2.75% in the fourth quarter. Mexico has had an extremely eventful year with the election of the first-ever non-PRI party president and their upgrade to investment-grade credit quality by Moody's Investors Service, Inc. The fourth quarter was dominated by political events as Vicente Fox was sworn in as president and completed the formation of his cabinet. The appointment of Gil Diaz as minister of finance was especially well received by the market. The Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. Mexico's progress and its sound fundamentals have been widely recognized by the market. Mexican debt currently trades approximately 350 basis points over U.S. Treasuries.

Brazil returned 12.91% for the period, as measured by the EMBI+. Brazilian government officials have made substantial progress in dealing with the country's debt problems; such progress continues to be at the core of Brazil's solid success. The Central Bank eased the SELIC, or overnight lending rate, by 75 basis points in the fourth quarter to 15.75% as they maintained their neutral bias. Brazil remains a likely S&P upgrade candidate in 2001. We believe that low inflation, continued growth and moderating oil prices should enable Brazil to continue to improve its credit quality.

Venezuela returned 15.00% for the period, as measured by the EMBI+. Oil price strength drove the Venezuelan economy during 2000. Venezuela continues to be one of the most leveraged oil and gas producers in emerging markets. A clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt. One further promising figure for 2000 was the lowest reported inflation figure in fourteen years, 13.4%, down from 20% in 1999. We maintained our overweight position in Venezuelan debt instruments during the period.

--------------
15 The London Club is the official group of creditors lending to emerging market governments.

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Argentina underperformed for the period, returning a disappointing 7.69% as measured by the EMBI+. The primary factor that drove returns in Argentine debt during the year was the country's ability to service its debt during the ongoing recession. The strong U.S. dollar, rising oil prices, and weak agricultural commodity prices all negatively impacted the Argentine economy in 2000. Pressure mounted on Argentine debt as investors focused on 2001 debt service obligations of $27 billion in light of continued sluggish economic growth. The IMF orchestrated an aid package, which will effectively permit Argentina to service its debt if access to market financing is restricted in 2001. We continue to remain underweighted in Argentina because we believe spreads do not fully reflect the risks of further deterioration in credit quality.

Outlook

The market closed the quarter with spreads at 756 basis points over U.S. Treasuries, 68 basis points tighter than year-end 1999. After beginning 2000 in the face of Y2K and concerns over global financial markets dislocations, emerging markets performed very well in the second and third quarters of 2000. The global economic slowdown in the industrial world in the fourth quarter dampened the tone temporarily.

In a continuing effort to provide information concerning the Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449. (1-718-921-8200 if you are calling from within New York City.)

We at Salomon Brothers Asset Management appreciate your investment in the Salomon Brothers High Income Fund Inc.

Sincerely,

/s/ Heath B. McLendon                   /s/ Peter J. Wilby

Heath B. McLendon                       Peter J. Wilby
Chairman                                Executive Vice President


/s/ Beth Semmel                         /s/ James E. Craige

Beth Semmel                             James E. Craige
Executive Vice President                Executive Vice President


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Schedule of Investments
December 31, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
Corporate Bonds -- 60.2%
BASIC INDUSTRIES -- 4.6%
  $  500,000         AEI Holding Co., Inc., Company Guaranteed, 10.500% due 12/15/05+(a) ....  $   32,500
     250,000         Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09 ...............     248,125
     800,000         Berry Plastics Corp., Sr. Sub. Notes, 12.250% due 4/15/04 ..............     678,000
     375,000         Gentek Inc., Company Guaranteed, 11.000% due 8/1/09 ....................     376,875
   1,000,000         Holt Group, Sr. Notes, 9.750% due 1/15/06+ .............................      45,000
     175,000         Lyondell Chemical Co., Secured Notes, Series B, 9.875% due 5/1/07 ......     170,187
     275,000         Murrin Murrin Holdings Property, Sr. Notes, 9.375% due 8/31/07 .........     207,625
                     Radnor Holdings Corp.:
     150,000           Series B, Company Guaranteed, 10.000% due 12/1/03 ....................     128,438
     350,000           Sr. Notes, 10.000% due 12/1/03 .......................................     299,688
     750,000         Republic Technology/RTI Capital, 13.750% due 7/15/09 ...................      78,750
                                                                                               ----------
                                                                                                2,265,188
                                                                                               ----------
BUILDING/CONSTRUCTION -- 0.7%
     375,000         Nortek Inc., Sr. Sub. Notes, 9.875% due 3/1/04 .........................     351,563
                                                                                               ----------

CONSUMER CYCLICAL -- 4.2%
     500,000         AmeriKing Inc., Sr. Notes, 10.750% due 12/1/06 .........................     202,500
     375,000         Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07 ........................     363,750
     250,000         Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07 ..........     173,750
     250,000         Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 ................     223,750
     475,000         HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08 ..........     463,125
     250,000         Mattress Discounters Co., Sr. Notes, 12.625% due 7/15/07 ...............     225,000
   1,000,000         Pillowtex Corp., Company Guaranteed, Series B, 9.000% due 12/15/07 (b)(c)     45,000
     350,000         WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05 ..................     262,500
     500,000         Worldtex Inc., Company Guaranteed, Series B, 9.625% due 12/15/07 (b)(c).      67,500
                                                                                               ----------
                                                                                                2,026,875
                                                                                               ----------
CONSUMER NON-CYCLICAL -- 9.9%
     175,000         Circus Circus Enterprise, Sr. Sub. Notes, 9.250% due 12/1/05 ...........     171,500
     375,000         Columbia/HCA Healthcare Co., 6.910% due 6/15/05 ........................     361,875
     375,000         Delta Beverage Group Inc., Sr. Notes, 9.750% due 12/15/03 ..............     393,281
     125,000         Fresenius Medical Capital Trust, Company Guaranteed, 7.875% due 2/1/08 .     114,063
     500,000         Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05 ..     498,750
     250,000         Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08 ....      88,750
     375,000         Horseshoe Gaming Holdings, Company Guaranteed, Series B,
                       8.625% due 5/15/09 ...................................................     368,906
     500,000         MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07 ..................     525,000
   1,400,000         Nebco Evans Holding Co., Sr. Discount Notes, (zero coupon until 7/15/02,
                       12.375% thereafter), due 7/15/07 (b)(c) ..............................       1,750
     750,000         North Atlantic Trading, Company Guaranteed, 11.000% due 6/15/04 ........     491,250
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
PAGE 6

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Schedule of Investments (continued)
December 31, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 9.9% (CONTINUED)
  $  177,000         Pueblo Xtra International, Inc., Sr. Notes, Series C, 9.500% due 8/1/03.   $  78,765
     500,000         Revlon Consumer Products Corp., Sr. Notes, 9.000% due 11/1/06 ..........     370,000
     250,000         Simmons Co., Sr. Sub. Notes, Series B, 10.250% due 3/15/09 .............     232,500
     375,000         Tenet Healthcare Corp., Sr. Notes, 9.250% due 9/1/10 ...................     409,219
     718,000         Waterford Gaming LLC, Sr. Notes, 9.500% due 3/15/10 (a) ................     714,410
                                                                                               ----------
                                                                                                4,820,019
                                                                                               ----------
ENERGY -- 8.7%
     485,000         Belco Oil & Gas Corp., Company Guaranteed, Series B, 10.500% due 4/1/06.     488,638
     500,000         Benton Oil & Gas Co., Sr. Notes, 11.625% due 5/1/03 ....................     345,000
     420,000         Canadian Forest Oil Ltd., Company Guaranteed, 8.750% due 9/15/07 .......     414,750
     500,000         Continental Resources, Company Guaranteed, 10.250% due 8/1/08 ..........     436,250
     500,000         Key Energy Services Inc., Company Guaranteed, Series B,
                       14.000% due 1/15/09 ..................................................     570,000
     500,000         Lomak Petroleum, Company Guaranteed, 8.750% due 1/15/07 ................     473,750
     375,000         Nuevo Energy Co., Sr. Sub. Notes, 9.375% due 10/1/10 (a) ...............     377,813
     250,000         Ocean Energy Inc., Company Guaranteed, Series B, 8.875% due 7/15/07 ....     258,750
     375,000         Pioneer Natural Resource Co., Company Guaranteed, 9.625% due 4/1/10 ....     400,781
     500,000         Plains Resources Inc., Sr. Sub. Notes, 10.250% due 3/15/06 (a) .........     502,500
                                                                                               ----------
                                                                                                4,268,232
                                                                                               ----------
FINANCIAL SERVICES -- 2.4%
     493,850         Airplanes Pass Through Trust, 10.875% due 3/15/19 ......................     364,965
                     Contifinancial Corp., Sr. Notes:
     500,000           7.500% due 3/15/02 (b)(c) ............................................      77,500
   1,000,000           8.375% due 8/15/03 (b)(c) ............................................     155,000
     250,000           8.125% due 4/1/08 (b)(c) .............................................      38,750
     750,000         Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700% due 3/15/23     525,000
                                                                                               ----------
                                                                                                1,161,215
                                                                                               ----------
MANUFACTURING -- 7.6%
   1,000,000         Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (b)(c) ....         100
     750,000         Foamex L.P., Company Guaranteed, 9.875% due 6/15/07 ....................     416,250
     600,000         High Voltage Engineering Corp., Sr. Notes, 10.500% due 8/15/04 .........     393,000
     250,000         Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 11.750% due 10/15/05     197,500
     750,000         JH Heafner Co., Sr. Notes, 10.000% due 5/15/08 .........................     221,250
     500,000         JL French Auto Casting, Sr. Sub. Notes, 11.500% due 6/1/09 .............     272,500
     500,000         Jordan Industries, Sr. Notes, Series D, 10.375% due 8/1/07 .............     422,500
     500,000         Key Plastics, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (b)(c)      22,500
     750,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 ..............     213,750
     750,000         Motors & Gears, Inc., Sr. Notes, 10.750% due 11/15/06 ..................     671,250
     250,000         Polymer Group Inc., Company Guaranteed, Series B, 9.000% due 7/1/07 ....     166,250
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
                                                                          PAGE 7
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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Schedule of Investments (continued)
December 31, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 7.6% (CONTINUED)
  $  500,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09 ..............................  $  498,750
     250,000         Winsloew Furniture, Inc., Sr. Sub. Notes, 12.750% due 8/15/07 ..........     223,750
                                                                                               ----------
                                                                                                3,719,350
                                                                                               ----------
MEDIA - CABLE -- 6.9%
                     Adelphia Communications Corp., Sr. Notes:
     170,970           9.500% due 2/15/04 ...................................................     164,559
     325,000           Series B, 9.875% due 3/1/07 ..........................................     304,687
     250,000         Albrittion Communications, Sr. Sub. Debentures, Series B,
                       9.750% due 11/30/07 ..................................................     245,000
                     Charter Communications Holdings LLC:
     250,000           Sr. Discount Notes, (zero coupon until 4/1/04, 9.920% thereafter),
                         due 4/1/11 .........................................................     145,625
     375,000           Sr. Notes, 8.625% due 4/1/09 .........................................     342,187
     375,000         Citadel Broadcasting Co., Sr. Sub. Notes, 10.250% due 7/1/07 ...........     380,625
                     CSC Holdings Inc., Sr. Sub. Notes:
     200,000           9.875% due 5/15/06 ...................................................     205,000
     250,000           9.875% due 2/15/13 ...................................................     257,500
     250,000           9.875% due 4/1/23 ....................................................     256,250
     500,000         Diamond Cable Co., Sr. Discount Notes, 11.750% due 12/15/05 ............     450,000
     250,000         Hollinger International Publishing, Company Guaranteed,
                       9.250% due 3/15/07 ...................................................     251,250
     350,000         Park Place Entertainment Inc., Sr. Sub. Notes, 9.375% due 2/15/07 ......     362,250
                                                                                               ----------
                                                                                                3,364,933
                                                                                               ----------
SERVICES/OTHER -- 5.8%
     375,000         Abitibi-Consolidated Inc., 8.550% due 8/1/10 ...........................     377,812
     500,000         Allied Waste Industries, Inc., Sr. Sub. Notes, 10.000% due 8/1/09 ......     473,750
     500,000         Avis Rent A Car, Inc., Company Guaranteed, 11.000% due 5/1/09 ..........     541,250
     750,000         Axiohm Transaction Solutions Inc., Company Guaranteed,
                       9.750% due 10/1/07 (b)(c) ............................................      86,250
   1,000,000         Loomis Fargo & Co., Company Guaranteed, 10.000% due 1/15/04 ............     960,000
     250,000         Mail-Well I Corp., Company Guaranteed, Series B, 8.750% due 12/15/08 ...     176,250
     250,000         Pierce Leahy Co., Company Guaranteed, 8.125% due 5/15/08 ...............     238,750
                                                                                               ----------
                                                                                                2,854,062
                                                                                               ----------
TECHNOLOGY -- 0.7%
      75,000         Exodus Communications Inc., Sr. Notes, 11.625% due 7/15/10 (a) .........      67,125
     500,000         Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 .........................     277,500
                                                                                               ----------
                                                                                                  344,625
                                                                                               ----------
TELECOMMUNICATIONS -- 5.9%
     500,000         Global Crossing Holding Ltd., Company Guaranteed, 9.125% due 11/15/06 ..     481,250
     750,000         ICG Holdings Inc., Sr. Discount Notes, 13.500% due 9/15/05 (b)(c) ......      86,250
     500,000         Intermedia Communications of Florida, Sr. Discount Notes,
                       (zero coupon until 7/15/02,
                       11.250% thereafter), due 7/15/07 .....................................     302,500
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
PAGE 8

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.9% (CONTINUED)
  $1,000,000         Nextel Communications, Inc., Sr. Discount Notes,
                       (zero coupon until 2/15/03, 9.950% thereafter), due 2/15/08 ..........  $  732,500
     500,000         Price Communications Wireless, Inc., Sr. Sub. Notes, 11.750% due 7/15/07     532,500
     500,000         PSINet Inc., Sr. Notes, 11.500% due 11/1/08 ............................     137,500
     250,000         Rogers Cantel, Inc., 9.375% due 6/1/08 .................................     258,750
     375,000         Telewest Communication PLC, Sr. Notes, 11.250% due 11/1/08 .............     336,563
                                                                                               ----------
                                                                                                2,867,813
                                                                                               ----------
TRANSPORTATION -- 1.3%
     375,000         Northwest Airlines, Inc., Company Guaranteed, 7.625% due 3/15/05 .......     343,125
     375,000         Stena AB, Sr. Notes, 8.750% due 6/15/07 ................................     301,875
                                                                                               ----------
                                                                                                  645,000
                                                                                               ----------
UTILITIES -- 1.5%
     375,000         Azurix Corp., Sr. Notes, 10.750% due 2/15/10 ...........................     369,375
     375,000         Calpine Corp., Sr. Notes, 7.750% due 4/15/09 ...........................     350,156
                                                                                               ----------
                                                                                                  719,531
                                                                                               ----------
                     TOTAL CORPORATE BONDS (Cost -- $40,359,238) ............................  29,408,406
                                                                                               ----------

Convertible Bonds -- 1.2%
     750,000         Quantum Corp., 7.000% due 8/1/04 (Cost -- $634,143) ....................     588,750
                                                                                               ----------

Sovereign Bonds -- 33.9%
ARGENTINA -- 5.0%
                     Republic of Argentina:
     350,000           11.375% due 3/15/10 ..................................................     319,288
   1,300,000           11.750% due 6/15/15 ..................................................   1,179,750
     100,000           12.000% due 2/1/20 ...................................................      92,000
     612,000           FRB, 7.625% due 3/31/05 (d) ..........................................     556,537
     325,000           Variable Bond, 11.912% due 4/10/05 (d) ...............................     303,063
                                                                                               ----------
                                                                                                2,450,638
                                                                                               ----------
BRAZIL -- 7.5%
   4,486,000         Federal Republic of Brazil, 11.000% due 8/17/40 ........................   3,666,184
                                                                                               ----------

BULGARIA -- 1.2%
     775,000         Republic of Bulgaria, FLIRB, Series A, 3.000% due 7/28/12 (d) ..........     577,375
                                                                                               ----------

COLUMBIA -- 2.0%
   1,140,000         Republic of Columbia, 11.750% due 2/25/20 ..............................     980,400
                                                                                               ----------

----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
CROATIA -- 0.1%
   $  20,909         Croatia, Series A, 7.750% due 7/31/10 (d) ..............................   $  19,655
                                                                                               ----------

ECUADOR -- 2.6%
                     Republic of Ecuador:
      60,000           12.000% due 11/15/12 .................................................      39,870
   3,250,000           4.000% due 8/15/30 (d) ...............................................   1,247,187
                                                                                               ----------
                                                                                                1,287,057
                                                                                               ----------
PERU -- 1.0%
     850,000         Republic of Peru, FLIRB, 3.750% due 3/7/17 (d) .........................     501,500
                                                                                               ----------

RUSSIA -- 7.8%
                     Russian Federation:
     655,510           8.250% due 3/31/10 ...................................................     410,513
   9,047,000           2.500% due 3/31/30 (d) ...............................................   3,392,625
                                                                                               ----------
                                                                                                3,803,138
                                                                                               ----------
VENEZUELA -- 6.7%
                     Republic of Venezuela:
   2,050,000           13.625% due 8/15/18 ..................................................   1,886,000
     166,665           DCB, Series DL, 7.375% due 12/18/07 (d) ..............................     134,269
                       FLIRB:
     619,040             Series A, 7.625% due 3/31/07 (d) ...................................     506,065
     928,568             Series B, 7.625% due 3/31/07 (d) ...................................     759,104
                                                                                               ----------
                                                                                                3,285,438
                                                                                               ----------
                     TOTAL SOVEREIGN BONDS (Cost -- $16,304,304) ............................  16,571,385
                                                                                               ----------

Loan Participations (d)(e) -- 2.2%
ALGERIA -- 1.6%
     918,881         The People's Democratic Republic of Algeria, Tranche 1,
                       7.6875% due 9/4/06 (Chase Manhattan) .................................     762,671
                                                                                               ----------

MOROCCO -- 0.7%
     377,913         Kingdom of Morocco, Tranche A, 7.5625% due 1/1/09 (Chase Manhattan) ....     328,312
                                                                                               ----------
                     TOTAL LOAN PARTICIPATIONS (Cost -- $1,053,186) .........................   1,090,983
                                                                                               ----------

----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
PAGE 10

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2000

   Shares                                           Security                                       Value
----------------------------------------------------------------------------------------------------------
Common Stock (c) -- 0.0%
         500         AmeriKing, Inc. (Cost -- $22,000) ...................................... $       500
                                                                                              -----------
Preferred Stock -- 0.0%
         986         AmeriKing, Inc. (f) ....................................................         986
           8         Anvil Holdings Inc. ....................................................         122
                     TCR Holding Corp.:
         803           Class B (c) ..........................................................           8
         442           Class C (c) ..........................................................           4
       1,165           Class D (c) ..........................................................          12
       2,410           Class E (c) ..........................................................          24
                                                                                              -----------
                     TOTAL PREFERRED STOCK (Cost -- $8,695) .................................       1,156
                                                                                              -----------
Warrants (c) -- 0.0%
       2,500         In Flight Phone (Exercise price of $0.01 per share expiring 8/31/02,
                       each warrant exercisable for one share of common stock) ..............          --
         780         Mattress Discounters Co., expire 7/15/07 ...............................       7,800
         750         Republic Technology Corp., expire 7/15/09 ..............................          75
         250         Winsloew Furniture, Inc., expire 8/15/07 ...............................       2,531
                                                                                              -----------
                     TOTAL WARRANTS (Cost -- $18,668) .......................................      10,406
                                                                                              -----------
    Face
   Amount
-----------------------------------------------------------------------------------------------------------

Repurchase Agreement -- 2.5%
  $1,230,000         SBC Warburg Dillon Read Inc., 5.950% due 1/2/01; Proceeds at maturity
                       -- $1,230,813; (Fully collateralized by U.S. Treasury Notes, 10.375%
                       due 11/15/12; Market value -- $1,255,891) (Cost -- $1,230,000) .......   1,230,000
                                                                                              -----------
                     TOTAL INVESTMENTS -- 100% (Cost-- $59,630,234*) ........................ $48,901,586
                                                                                              ===========

--------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Security is currently in default.
(c)  Non-income producing security.
(d) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
(e) Participation interest was acquired through the financial institution indicated parenthetically.
(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.
 +   Security went into default subsequent to the year ended December 31, 2000.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:
     ------------------------------------
      DCB    -- Debt Conversion Bond.
      FLIRB  -- Front-Loaded Interest Reduction Bond.
      FRB    -- Floating Rate Bond.
-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities
December 31, 2000


ASSETS:
  Investments, at value (Cost -- $59,630,234) .................................   $ 48,901,586
  Cash ........................................................................            890
  Interest receivable .........................................................      1,501,899
                                                                                  ------------
  TOTAL ASSETS ................................................................     50,404,375
                                                                                  ------------

LIABILITIES:
  Dividends payable ...........................................................         41,099
  Management fee payable ......................................................         27,555
  Accrued expenses ............................................................        109,334
                                                                                  ------------
  TOTAL LIABILITIES ...........................................................        177,988
                                                                                  ------------
TOTAL NET ASSETS ..............................................................   $ 50,226,387
                                                                                  ============

NET ASSETS:
  Par value of capital shares ($0.001 par value, authorized 100,000,000 shares;
     4,959,631 shares outstanding) ............................................   $      4,960
  Capital paid in excess of par value .........................................     66,635,277
  Overdistributed net investment income .......................................        (41,099)
  Accumulated net realized loss on investments ................................     (5,644,103)
  Net unrealized depreciation of investments ..................................    (10,728,648)
                                                                                  ------------
TOTAL NET ASSETS ..............................................................   $ 50,226,387
                                                                                  ============

NET ASSET VALUE, PER SHARE ($50,226,387 / 4,959,631 shares outstanding) .......         $10.13
                                                                                  ============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
PAGE 12

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
  Interest ..................................................................   $  7,215,103
  Dividends .................................................................          2,912
                                                                                ------------
  TOTAL INVESTMENT INCOME ...................................................      7,218,015
                                                                                ------------

EXPENSES:
  Management fee (Note 2) ...................................................        382,199
  Audit and tax services ....................................................         64,132
  Shareholder communications ................................................         53,375
  Registration fees .........................................................         21,603
  Legal fees ................................................................         19,077
  Directors' fees and expenses ..............................................         18,370
  Custody ...................................................................         12,107
  Shareholder and system servicing fees .....................................          5,580
  Other .....................................................................          1,631
                                                                                ------------
  TOTAL EXPENSES ............................................................        578,074
                                                                                ------------
NET INVESTMENT INCOME .......................................................      6,639,941
                                                                                ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales ....................................................     46,670,777
     Cost of securities sold ................................................     48,632,960
                                                                                ------------
  NET REALIZED LOSS .........................................................     (1,962,183)
                                                                                ------------

  Change in Net Unrealized Depreciation of Investments:
     Beginning of year ......................................................     (4,163,273)
     End of year ............................................................    (10,728,648)
                                                                                ------------
  INCREASE IN NET UNREALIZED DEPRECIATION ...................................     (6,565,375)
                                                                                ------------
NET LOSS ON INVESTMENTS .....................................................     (8,527,558)
                                                                                ------------
DECREASE IN NET ASSETS FROM OPERATIONS ......................................   $ (1,887,617)
                                                                                ============


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                         PAGE 13

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                   2000            1999
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ...................................   $  6,639,941    $  6,562,758
  Net realized loss .......................................     (1,962,183)     (3,038,228)
  (Increase) decrease in net unrealized depreciation ......     (6,565,375)         99,359
                                                              ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .......     (1,887,617)      3,623,889
                                                              ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ...................................     (6,672,290)     (6,562,758)
  Capital .................................................       (730,058)       (779,990)
                                                              ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (7,402,348)     (7,342,748)
                                                              ------------    ------------

FUND SHARE TRANSACTIONS (NOTE 8):
  Proceeds from shares issued for reinvestment of dividends        492,413         627,981
                                                              ------------    ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .....        492,413         627,981
                                                              ------------    ------------
DECREASE IN NET ASSETS ....................................     (8,797,552)     (3,090,878)

NET ASSETS:
  Beginning of year .......................................     59,023,939      62,114,817
                                                              ------------    ------------
  END OF YEAR* ............................................   $ 50,226,387    $ 59,023,939
                                                              ============    ============
* Includes overdistributed net investment income of: ......   $    (41,099)             --
                                                              ============    ============

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
PAGE 14

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies, for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ("SSBC"), an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and SSBC.

At December 31, 2000, the Investment Manager owned 10,056 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Note 3. Portfolio Activity and Federal Income Tax Status

For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ................................................   $45,038,545
                                                             ===========
Sales ....................................................   $46,670,777
                                                             ===========

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ............................  $  1,329,790
Gross unrealized depreciation ............................   (12,058,438)
                                                            ------------
Net unrealized depreciation ..............................  $(10,728,648)
                                                            ============
Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The cost of the Fund's loan participations was $1,053,186.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Note 6. Dividends Subsequent to December 31, 2000

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share for the months of January and February 2001, payable on January 26, 2001 and February 23, 2001 to shareholders of record on January 17, 2001 and February 13, 2001.

Note 7. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $4,855,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                     2007             2008
------------------------------------------------------------------------------
Capital Loss Carryforwards ....................   $2,961,000       $1,894,000
------------------------------------------------------------------------------

Note 8. Capital Shares

Capital stock transactions were as follows:

                                                  YEAR ENDED                      YEAR ENDED
                                               DECEMBER 31, 2000                DECEMBER 31, 1999
                                             ----------------------        -------------------------
                                             SHARES         AMOUNT           SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares issued on reinvestment                42,037        $492,413          48,282        $627,981
----------------------------------------------------------------------------------------------------

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31:

                                                   2000        1999       1998       1997         1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........    $  12.00    $  12.76    $ 14.92    $ 14.72     $ 13.50
                                                --------    --------    -------    -------     -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income....................        1.35        1.34       1.34       1.43        1.52
   Net realized and unrealized gain (loss)..       (1.72)      (0.60)     (1.89)      0.71        1.22
                                                --------    --------    -------    -------     -------
Total Income (Loss) From Operations.........       (0.37)       0.74      (0.55)      2.14        2.74
                                                --------    --------    -------    -------     -------
LESS DISTRIBUTIONS FROM:
   Net investment income....................       (1.35)      (1.34)     (1.34)     (1.43)      (1.52)
   Net realized gains.......................          --          --      (0.15)     (0.51)         --
   Capital..................................       (0.15)      (0.16)     (0.12)        --          --
                                                --------    --------    -------    -------     -------
Total Distributions.........................       (1.50)      (1.50)     (1.61)     (1.94)      (1.52)
                                                --------    --------    -------    -------     -------
NET ASSET VALUE, END OF YEAR................    $  10.13    $  12.00    $ 12.76    $ 14.92     $ 14.72
                                                ========    ========    =======    =======     =======
PER SHARE MARKET VALUE, END OF YEAR.........    $12.0625    $11.4375    $14.625    $16.438     $15.375
                                                ========    ========    =======    =======     =======
TOTAL RETURN, BASED ON MARKET PRICE(1)......       19.81%     (12.06)%    (0.89)%    20.93%      20.98%
                                                ========    ========    =======    =======     =======
RATIOS TO AVERAGE NET ASSETS:
   Operating expenses.......................        1.05%       1.20%      1.08%      1.10%       1.16%
   Net investment income....................       12.10%      10.86%      9.62%      9.53%      10.76%
NET ASSETS, END OF YEAR (000S)..............     $50,226     $59,024    $62,115    $71,951     $70,301
PORTFOLIO TURNOVER RATE.....................        86.4%      100.3%     110.8%     112.2%      110.4%

-------------------------------------------------------------------------------------------------------
(1)  For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund Inc (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 21, 2001

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Additional Shareholder Information (unaudited)

On May 2, 2000, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

  1. The election of Heath B. McLendon as Director of the Fund until year 2003; and

  2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000.

   The results of the vote on Proposal 1 were as follows:

                                                        % OF SHARES          VOTES        % OF SHARES
 NAME OF DIRECTOR                       VOTES FOR           VOTED            AGAINST          VOTED
------------------------------------------------------------------------------------------------------
 Heath B. McLendon                      4,514,141           99.0%            47,792            1.0%
------------------------------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:

                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
------------------------------------------------------------------------------------------------------
     4,496,091           98.6%           32,801             0.7%             33,041            0.7%
------------------------------------------------------------------------------------------------------

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                          NET REALIZED
                                                                  NET INVESTMENT          & UNREALIZED
                                                                      INCOME               GAIN (LOSS)
                                                                ------------------    --------------------
QUARTERS ENDED*                                                  TOTAL   PER SHARE     TOTAL     PER SHARE
-----------------------------------------------------------------------------------------------------------
March 31, 1999...............................................  $1,593     $0.33         $  166     $ 0.03

June 30, 1999................................................   1,505      0.31           (645)     (0.13)

September 30, 1999...........................................   1,701      0.34         (3,265)     (0.66)

December 31, 1999............................................   1,764      0.36            805       0.16

March 31, 2000...............................................   1,813      0.37         (1,582)     (0.32)

June 30, 2000................................................   1,600      0.33         (2,166)     (0.44)

September 30, 2000...........................................   1,642      0.33         (1,643)     (0.33)

December 31, 2000............................................   1,585      0.32         (3,137)     (0.63)

-----------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

                     ---------------------------------------

This report is transmitted to the shareholders of Salomon Brothers High Income Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc
HEATH B. MCLENDON
      Managing Director, Salomon Smith Barney Inc.;
      President and Director,
      SSB Citi Fund Management LLC
      and Travelers Investment Advisors, Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
MAUREEN O'CALLAGHAN
      Executive Vice President
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street, 46th Floor
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169


                                  HIFANN 12/00